UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 25, 2008

TMT CAPITAL CORPORATION
(Exact name of registrant as specified in charter)

Florida	000-50104	85-0412495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1890 Kentucky Avenue, Winter Park, FL 32789
(Address of principal executive offices)

(407) 622-5999
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(a) Resignation of Director

(i) On February 25, 2008, Mr. Manuel A. Vierra resigned as a director of the Registrant.  Mr. Vierra tendered his resignation in connection with a change in management of the subsidiary.

(b) Resignation of Officer

(i) On February 27, 2008, Mr. Michael J. Benkert resigned as Treasure of Freedom Wireless Corporation, verbally during the Board of Director Meeting.

ITEM 8.01

OTHER EVENTS

On February 27, 2008, Freedom Wireless Corporation (“Freedom”) held a Board of Director meeting and CEO and President, Chris van der Merwe, was removed from his positions.  Tania M. Torruella was appointed interim CEO, and Chairman of the Board of Freedom.  Michael A DePrado was appointed President and Vice President of Freedom. Charly McCue was appointed Treasurer of Freedom.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.4	Resignation of Manuel A. Vierra dated 2/25/2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TMT CAPITAL CORPORATION

Date: February 27, 2008	By:	/s/ Tania M. Torruella
TANIA M. TORRUELLA
Chief Executive Officer